Summary Prospectus		August 28, 2015
EQWM	PowerShares Russell Midcap Equal Weight Portfolio (formerly, PowerShares Fundamental Pure Mid Core Portfolio)

NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invescopowershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated August 28, 2015 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares Russell Midcap Equal Weight Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Midcap® Equal Weight Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.25%
Other Expenses(1)	0.33%
Total Annual Fund Operating Expenses(1)	0.58%
Fee Waivers and Expense Assumption(2)	0.33%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.25%

(1)	Management Fees, Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect current fees.

(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.25% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2016, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$153	$291	$694

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is designed to provide equal-weighted exposure to approximately 800 securities of medium sized companies in the larger U.S. equity market. The Underlying Index generally is composed of all of the securities included in the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market.

Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell Midcap® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer

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discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector.

The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Underlying Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market.

Unlike the Russell Midcap® Index, which employs a market capitalization-weighted methodology, the Underlying Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Midcap® Index. The Fund generally will invest in all of the component securities of the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving, and, as a result, may be more sensitive to changing market conditions.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the

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Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2015 was 0.51%.

Best Quarter	Worst Quarter
16.57% (3rd Quarter 2009)	(23.24)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2014

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/01/06)
Return Before Taxes	12.64%	15.29%	6.77%
Return After Taxes on Distributions	12.30%	15.03%	6.57%
Return After Taxes on Distributions and Sale of Fund Shares	7.43%	12.34%	5.41%
Russell Midcap® Equal Weight Index(1) (reflects no deduction for fees, expenses or taxes)	10.34%	17.23%	10.73%
RAFI® Fundamental Mid Core Index(2) (reflects no deduction for fees, expenses or taxes)	13.11%	N/A	N/A
Blended-RAFI® Fundamental Mid Core Index(3) (reflects no deduction for fees, expenses or taxes)	13.11%	15.86%	7.38%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	13.22%	17.19%	8.44%

(1)

Effective after the close of business on May 22, 2015, the Fund changed its underlying index from the RAFI® Fundamental Mid Core Index, which subsequently ceased calculation and publication on May 30, 2015, to the Russell Midcap® Equal Weight Index. Going forward, the table will present blended performance information composed of the performance of the Fund’s previous underlying indices from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Fund’s new underlying index since the conversion date.

(2)

Effective June 16, 2011, the Fund changed its underlying index from Dynamic Mid Cap IntellidexSM Index to the RAFI® Fundamental Mid Core Index. Performance information for the “5 Years” and “Since Inception” periods is not available for the RAFI® Fundamental Mid Core Index because it did not commence calculation and publication until March 31, 2011.

(3)

The data shown as “Blended-RAFI® Fundamental Mid Core Index” is composed of the performance of the Dynamic Mid Cap IntellidexSM Index from December 1, 2006, the Fund’s inception date, until June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index from June 16, 2011 through December 31, 2014.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	February 2015
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

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Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain. A sale of Shares may result in capital gain or loss.

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